UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

(425) 205-2900

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2018, Stephen M. Dow notified Alder BioPharmaceuticals, Inc. (the “Company”) of his decision to resign from the Board of Directors of the Company (the “Board”), effective May 24, 2018. In submitting his resignation, Mr. Dow did not express any disagreement on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Cooley LLP at 1700 Seventh Avenue, Suite 1900, Seattle, Washington, 98101. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified voting results.

Proposal No. 1. Stockholders elected each of the three nominees for Class I director to serve until the Company’s 2021 Annual Meeting of Stockholders and until his respective successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The final voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Paul B. Cleveland	36,926,803	14,022,740	6,799,559
Stephen M. Dow	28,096,419	22,853,124	6,799,559
A. Bruce Montgomery	38,607,140	12,342,403	6,799,559

Proposal No. 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,461,745	460,848	26,950	6,799,559

Proposal No. 3. Stockholders ratified the selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,635,980	97,455	15,667	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: May 25, 2018

	By:	/s/ James B. Bucher
James B. Bucher
Senior Vice President and General Counsel